

SHARES - ACTIONS

NUMBER - NUMÉRO

CS000000

CUSIP 822567 10 3

Shell Canada Limited

Shell Canada Limitée

INCORPORATED UNDER THE CANADA BUSINESS CORPORATIONS ACT

CONSTITUÉE EN VERTU DE LA LOI SUR LES SOCIÉTÉS PAR ACTIONS (CANADA)

THIS CERTIFIES THAT
LES PRÉSENTES ATTESTENT QUE

is the registered holder of
est le détenteur inscrit de

Common Shares of

Shell Canada Limited

transferable in the Securities Register of the Corporation by such registered holder in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar of the Corporation.

In Witness Whereof *the Corporation has caused this Certificate to be signed by its duly authorized officers.*

COMMON

actions ordinaires

Shell Canada Limitée

transférables dans le registre des valeurs mobilières de la société par ledit détenteur inscrit en personne ou par son fondé de pouvoir sur remise du présent certificat dûment endossé. Le présent certificat n'est pas valide tant qu'il n'a pas été contresigné par l'agent des transferts et enregistré par l'agent d'inscription de la société.

En Foi De Quoi *la société a fait signer le présent certificat par ses dirigeants dûment autorisés.*

ORDINAIRES

Dated - Fait le

COUNTERSIGNED AND REGISTERED - CONTRESIGNÉ ET ENREGISTRÉ
CIBC MELLON TRUST COMPANY
COMPAGNIE TRUST CIBC MELLON
CALGARY TORONTO
MONTRÉAL VANCOUVER
TRANSFER AGENT AND REGISTRAR
AGENT DES TRANSFERTS ET AGENT D'INSCRIPTION

BY - PAR ______________________
AUTHORIZED SIGNATURE - SIGNATURE AUTORISÉE

VICE PRESIDENT AND SECRETARY
VICE PRÉSIDENT ET SECRÉTAIRE

PRESIDENT
PRÉSIDENT

TRANSFERABLE AT THE PRINCIPAL TRANSFER OFFICE OF THE CIBC MELLON TRUST COMPANY IN CALGARY, MONTREAL, TORONTO AND VANCOUVER

TRANSFÉRABLES AU BUREAU PRINCIPAL DE TRANSFERT DE COMPAGNIE TRUST CIBC MELLON À CALGARY, MONTRÉAL, TORONTO ET VANCOUVER

Custom Border Style color TBD Engraved PMS 116 PMS 485 Black

S-1751-15 / 1st proof / May 3, 2005

The class of shares represented by this certificate has rights, privileges, restrictions or conditions attached thereto and the Corporation will furnish to a shareholder, on demand and without charge, a full copy of the text of (i) the rights, privileges, restrictions and conditions attached to each class authorized to be issued and to each series in so far as the same have been fixed by the directors, and (ii) the authority of the directors to fix the rights, privileges, restrictions and conditions of subsequent series.

La catégorie d'actions attestées par le présent certificat comporte des droits, privilèges, restrictions ou conditions et la Société fournira à l'actionnaire, sur demande et sans frais, un exemplaire du texte intégral i) des droits, privilèges, restrictions et conditions que comporte chaque catégorie dont l'émission a été autorisée et chaque série, dans la mesure où ceux-ci ont été déterminés par les administrateurs, et ii) des pouvoirs des administrateurs d'établir les droits, privilèges, restrictions et conditions des séries subséquentes.

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

CONTRE VALEUR REÇUE, le soussigné vend, cède et transporte par les présentes à

Please insert social insurance number or other tax identifying number of assignee

Prière d'indiquer le numéro d'assurance sociale ou un autre numéro d'identification aux fins de l'impôt du cessionnaire

PLEASE PRINT NAME AND ADDRESS INCLUDING POSTAL CODE OF ASSIGNEE - PRIÈRE D'INDIQUER LE NOM ET L'ADRESSE, Y COMPRIS LE CODE POSTAL DU CESSIONNAIRE EN CARACTÈRES D'IMPRIMERIE

Common Shares
actions ordinaires

represented by this certificate, and hereby irrevocably constitutes and appoints

représentées par le présent certificat et constitue et nomme par les présentes

attorney
son fondé de pouvoir

to transfer the said shares on the books of the Corporation with full powers of substitution in the premises.

irrévocable avec pleins pouvoirs de substitution, aux fins du transfert des actions dans les registres de la Société.

Date ____________________

Signature ____________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.

REMARQUE : La signature qui figure sur ce transfert doit correspondre en tous points au nom inscrit au recto du présent certificat, sans modification ni addition, ni aucun autre changement.

Signature guaranteed by:
Signature avalisée par : ____________________

SIGNATURE GUARANTEE: The signature must be guaranteed by a bank, trust company or a member of a recognized stock exchange whose signature is acceptable to the Transfer Agent.

GARANTIE DE LA SIGNATURE : La signature doit être garantie par une banque, une société de fiducie ou un membre d'une bourse reconnue dont la signature est jugée acceptable par l'agent des transferts.